UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 10, 2013

Commission File #: 000-53723

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)
Florida
(State or other jurisdiction of incorporation)

65-1102237
(IRS Employer Identification Number)

39 Old Ridgebury Road
Danbury, CT 06180
  (Address of principal US executive offices)

 Tel: (917) 796-9926
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 10, 2013, Dawn Gibbons submitted her resignation as a member of the Board of Directors (the “Board”) of Tauriga Sciences, Inc. (the “Company”).   Ms. Gibbons did not hold any positions on any committees of the Board at the time of her resignation.  The resignation was not the result of any disagreements with the Company.  A copy of the resignation letter, incorporated herein in its entirety, is attached hereto as Exhibit 99.1

ITEM 9.01 –   FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Resignation Letter of Dawn Gibbons

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAURIGA SCIENCES, INC.

Date: October 17, 2013	By:	/s/ Seth Shaw
Seth Shaw
Chief Executive Officer